Financial risk management	12 Months Ended
Dec. 31, 2025
Financial risk management
Financial risk management

29.   Financial risk management

Ferroglobe operates in an international and cyclical industry which exposes it to a variety of financial risks such as currency risk, liquidity risk, interest rate risk, credit risk and risks relating to the price of finished goods, raw materials and power.

The Company’s management model aims to minimize the potential adverse impact of such risks upon the Company’s financial performance. Risk is managed by the Company’s executive management, supported by the Risk Management, Treasury and Finance functions. The risk management process includes identifying and evaluating financial risks in conjunction with the Company’s operations and quantifying them by project, region and subsidiary. Management provides written policies for global risk management, as well as for specific areas such as foreign currency risk, credit risk, interest rate risk, liquidity risk, the use of hedging instruments and derivatives, and investment of surplus liquidity.

The financial risks to which the Company is exposed in carrying out its business activities are as follows:

a) Market risk

Market risk is the risk that the Company’s future cash flows or the fair value of its financial instruments will fluctuate because of changes in market prices. The primary market risks to which the Company is exposed comprise foreign currency risk, interest rate risk and risks related to power.

Foreign currency risk

Ferroglobe generates sales revenue and incurs operating costs in various currencies. The prices of finished goods are largely determined in international markets, primarily in USD and Euros. Foreign currency risk is partly mitigated by the generation of sales revenue, the purchase of raw materials and other operating costs being denominated in the same currencies. Although it has done so on occasions in the past, and may decide to do so in the future, the Company does not generally enter into foreign currency derivatives in relation to its operating cash flows. As of December 31, 2025 and 2024, the Company was not party to any foreign currency forward contracts.

In July 2021, the Company completed a restructuring of its $350,000 thousand of senior unsecured Notes due 2022. The Company was exposed to foreign exchange risk as the interest and principal of the Notes was payable in USD, whereas its operations principally generate a combination of USD and Euro cash flows. The debt balance related to the Reinstated Senior Notes was fully repaid in February 2024.

During the year ended December 31, 2025 and 2024 the Company did not enter into any cross currency swaps.

Foreign currency sensitivity analysis

The Company’s exposure to foreign currency risk arises from the translation of the foreign currency exchange gains and losses on cash and cash equivalents, accounts receivable, accounts payable and inventories that are denominated in foreign currency.

Depreciation or appreciation of the USD by 10% against EUR, CAD and ZAR at December 31, 2025, while all other variables remained constant, would have increased or (decreased) the net profit before tax of $8,038 thousand ($5,165 thousand in 2024).

Interest rate risk

Ferroglobe is exposed to interest rate risk in respect of its financial liabilities that bear interest at floating rates. These primarily comprise bank borrowings (see Note 17) and other financial liabilities (see Note 20).

During the years ended December 31, 2025 and 2024, the Company did not enter into any interest rate derivatives in relation to its interest bearing credit facilities.

Interest Rate Sensitivity analysis

At December 31, 2025, an increase of 1% in interest rates would have given rise to additional borrowing costs of $1,273 thousand (2024: $714 thousand).

Energy price risk

Energy generally constitutes one of the larger expenses for most of Ferroglobe’s products. Ferroglobe focuses on minimizing energy prices and unit consumption throughout its operations by concentrating its silicon and manganese-based alloy production during periods when energy prices are lower. In 2025, Ferroglobe’s total power consumption was  5,801 gigawatt-hours (5,915 in 2024), with power contracts that vary across its operations.

Since 2023 Ferroglobe engaged in discussions with energy companies to secure PPAs based on Solar and wind generation in Spain. Five PPAs were signed in July 2024 with a total volume of 150,000 MWhs/year at a fixed price between 43 and 58 EUR/MWh. Two wind PPAs were signed in 2023 with a total volume of 130 GWh at a fixed price between 50 and 77 EUR/MWh, with one being cancelled in 2024. Additionally, in December, 2023, the Company entered into three PPAs to supply to Sabón 285 GWh/year on a pay as produced basis at a maximum price of 50 EUR/MWh for 10 years from the commencement of operation of the plants which is expected in 2028. One of these PPAs was cancelled in 2025.

Certain of the Company’s subsidiaries had their power needs covered by the previous EDF contract and the participation in the ARENH mechanism administered by the French Energy Regulatory Commission, which ended in 2025. In Q4 2025, the Company entered into two separate electricity supply agreements with EDF to secure energy for its French operations beginning in January 2026. The Company entered into (i) a 10-year indexed wholesale electricity supply agreement (“CPI Contract”) covering approximately 70% of forecast consumption across six industrial sites through December 2035, and (ii) a 4-year retail electricity supply agreement (“Retail Contract”) covering 100% of consumption from 2026 to 2029. Although economically linked, the contracts were intentionally structured as two separate units of account for regulatory and operational reasons. The CPI Contract includes indexed pricing based on the EU Silicon Metal 5-5-3 index and EU ETS CO2 emission allowances futures, subject to annual floors and a ceiling, and provides for volume adjustment mechanisms (“reprévisions”). The Retail Contract integrates the CPI block into EDF’s retail billing framework and applies an 80–120% consumption tolerance band (“Reference Tunnel”). Together, these agreements support cost predictability for the Company’s French operations.

Regulation enacted in 2015 enables French subsidiaries of the Company to benefit from reduced transmission tariffs, interruptibility compensation (an agreement whereby the companies agree to interrupt production in response to surges in demand across the French electricity grid), as well as receiving compensation for indirect carbon dioxide costs under the EU Emission Trading System (“ETS”) regulation.

Power Risk Sensitivity analysis

As of December 31, 2025 a 10% change in total power consumption would yield a $22,706 thousand increase or (decrease) in our energy expenditures and resulting opposite impact to net profit before tax.

b) Credit risk

Credit risk refers to the risk that a customer or counterparty will default on its contractual obligations resulting in financial loss. The Company’s main credit risk exposure related to financial assets is set out in Note 9 and includes trade and other receivables and other financial assets.

Trade and other receivables consist of a large number of customers, spread across diverse industries and geographical areas. The Company has established policies, procedures and controls relating to customer credit risk management. Ongoing credit evaluation is performed on the financial condition of accounts receivable and, where appropriate, the Company insures its trade receivables with reputable credit insurance companies.

Since October 2020, the Company entered into a factoring program where the receivables of some of the Company’s French and Spanish entities are prefinanced by a factor (see Note 9 and 16). In February 2022, Ferroglobe Spain Metals signed an additional factoring agreement with Bankinter.

c) Liquidity risk

The purpose of the Company’s liquidity and financing policy is to ensure that the Company keeps sufficient funds available to meet its financial obligations as they fall due. Changes in financial assets and liabilities are monitored on an ongoing basis.

As of December 31, 2025 and 2024, Ferroglobe had restricted cash and cash and cash equivalents of $122,987 thousand and $133,271 thousand, respectively. As of December 31, 2025, the Company’s total outstanding debt is $314,349 thousand ($210,554 thousand in 2024), consisting of $129,551 thousand (2024: $114,370 thousand) in short-term, including the current portion of long-term debt and $184,798 thousand (2024: $96,184 thousand) in long-term debt.

The Company’s main sources of financing are as follows:

●	In 2021, the Company exchanged 98.6% of its $350 million 9.375% senior unsecured notes due in March 2022 (the “Old Notes”) for total consideration of (i) $1,000 aggregate principal amount of the new 9.375% senior secured notes due in 2025 (the “Reinstated Senior Notes”) for each $1,000 aggregate principal amount of Old Notes, plus (ii) cash amount to $51.6 million, which the Company’s Parent applied as cash consideration for a subscription of new ordinary shares of the Company.

In July 2023, the Company via its subsidiary issuers of Reinstated Senior Notes partially redeemed such Reinstated Senior Notes at 102.34375% of the principal amount plus accrued interest. The issuers elected to redeem an aggregate principal amount of $150.0 million of the Reinstated Senior Notes plus accrued and unpaid interest of $14.0 million.

In February 2024, the Company completed the full redemption of the Reinstated Senior Notes at 102.34375% of the principal amount plus accrued interest. The issuers elected to redeem an aggregate principal amount of $147,624 thousand of the Reinstated Senior Notes, the entire amount outstanding as of the redemption date, plus accrued and unpaid interest and call premium of $4,075 thousand.

●	In 2016, a Company subsidiary entered into a loan agreement with the Spanish Ministry of Industry, Tourism and Commerce (the “Ministry”) to borrow an aggregate principal amount of €44.9 million ($50.2 million) in connection with the industrial development projects relation to a silicon purification project at an annual interest rate of 3.6%. The Company is required to repay this loan in seven instalments which commenced in 2023 and to be completed by 2030. As of December 31, 2025, and 2024 the amortized cost of the loan was $4,296 thousand and $24,997 thousand, respectively.

●	In October 2020, the Company signed a factoring agreement with a financial institution for anticipating the collection of receivables of the Company’s European subsidiaries. During 2025, the factoring agreement provided upfront cash consideration of $325,746 thousand ($427,772 thousand in 2024). The Company has repaid $328,022 thousand ($420,873 thousand in 2024), recognizing bank borrowing debt of $36,856 thousand as of December 31, 2025 (2024: $35,059 thousand).
●	In February 2022, a Company subsidiary signed an additional factoring agreement with Bankinter. This program offers the possibility to sell the receivables corresponding to 11 customers pre-approved by the bank and its credit insurers.
●	In June 2022, a Company subsidiary entered into a five-year, $100 million asset-based revolving credit facility (the “ABL Revolver”), with Bank of Montreal as lender and agent. The maximum amount available under the ABL Revolver is subject to a borrowing base test comprising North American inventory and accounts receivable. For the years ended December 31, 2025 and 2024, the Company drew down $45,100 thousand and $32,000 thousand, respectively, and $26,100 thousand were repaid in 2025 (fully repaid in 2024), yielding an outstanding balance of $19,000 thousand as of the end of 2025 (no balance due as of the end of 2024).
●	In 2020, a Company subsidiary entered into a loan agreement with BNP Paribas to borrow an aggregate principal amount, interest-free, of €4.5 million ($5.3 million), to finance the Company’s activities in France. The French government guaranteed the loan in line with special measures taken in response to the COVID-19 pandemic. The loan is to be repaid by 2026. The Company is liable for a fee of 0.5% equal based on the total borrowed capital.
●	In 2020, a Company subsidiary entered into a loan agreement with Investissement Québec to borrow an aggregate principal amount, interest-free, of CAD 7.0 million ($5.1 million) to finance its capital expenditures activities in Canada. The loan is to be repaid over a seven-year period, with payments deferred for the first three years from the inception of the loan.
●	In March 2022, two Spanish Company subsidiaries and the Sociedad Estatal de Participaciones Industriales (“SEPI”), a Spanish state-owned industrial holding company affiliated with the Ministry of Finance and Administration, entered into a loan agreement of €34.5 million ($38.3 million). This loan is part of the SEPI fund intended to provide assistance to non-financial companies operating in strategically important sectors within Spain as a result of the COVID-19 pandemic. In March 2025, the Company partially repaid $17,960 thousand of the SEPI loans as per the agreed amortization schedule and in June 2025 the loans were fully repaid with a final repayment of $20,217 thousand.
●	In September 2024, a U.S. Company subsidiary and Citizens entered into three lease schedules from October to December 2024 pursuant to terms and conditions of the Master Lease Agreement. The company started to lease assets for a three or five-year period, receiving $6.1 million upfront as part of a sale of assets to the Lessor. In return, the Company will make monthly lease payments of $130 thousand over a 3-year period and $35 thousand over a 5-year period. In June 2025, the U.S Company subsidiary entered into an additional lease agreement for a 5-year period receiving $1.5 million.
●	In December 2024, The BME's (Spanish Stock Exchange) fixed income market admitted the Company’s Commercial Paper Program (the Pagarés) to trading for a maximum outstanding amount of €50 million. The commercial paper to be issued under the program would have unit denominations of €100 thousand with maturities up to two years. Under this program, the Company was able to issue commercial paper flexibly over 12 months. In November 2025, a second program was admitted to trading for a maximum outstanding amount of €100 million and the same maturity terms. This program is led by Bankinter as arranger and agent. There were €22,600 thousand ($26,555 thousand) of borrowings outstanding under the Pagarés program as of December 31, 2025, at a weighted-average effective interest rate of 4.81% (€9,900 thousand ($10,135 thousand) as of December 31, 2024 at a fixed rate of 5.88%).
●	In December 2024, one of the Company’s French subsidiaries entered into a loan agreement with Banque Palatine to borrow an aggregate principal of €7,000 thousand ($7,272 thousand) bearing interest at Euribor 3-month plus 1%. This loan was guaranteed by a pledge on a future receivable consisting of the Anglefort plant CO2 compensation credits to be received from the French Government in the first half of 2025. The loan was repaid in July 2025.
●	In December 2024, Ferroglobe South Africa as borrower, Ferroglobe PLC as a guarantor and ABSA bank entered into the ABSA financing facility for a total amount of up to ZAR 350 million ($18.5 million). The amount available for drawdown is calculated based on collateral composed of eligible receivables and inventory. Drawdowns accrue interest at the Prime Rate (ZAR) less 1.18%. For the year ended December 31, 2025 the Company drew down $50,550 thousand (no withdrawals in 2024), and repaid $37,926 thousand, yielding an outstanding balance as of December 31, 2025 of $14,019 thousand.
●	In December 2025, a Company subsidiary entered into a loan agreement with Bankinter to borrow an aggregate principal amount of €18,000 thousand ($21,150 thousand) to finance its capital expenditure activities related to the construction of a biocarbon plant at our Sabón plant. The loan is to be repaid over a six-year period, with payments deferred for the first year. The loan bears a fixed 3.2% interest rate during the first year and Euribor 12-month plus 1% for the remaining years.
●	In December 2025, one of the Company’s Spanish subsidiaries entered in a loan agreement with Bankinter to borrow an aggregate principal of €20,000 thousand ($23,500 thousand). This loan is guaranteed by an external credit insurer. The outstanding debt balance is due for repayment in one instalment on November 18, 2026. This facility bears interest at Euribor 1-month plus 0.50%.
●	In 2025, a French Company Subsidiary entered into two loan agreements to borrow an aggregate principal amount of €6,000 thousand ($7,254 thousand). These loans are due in 2030 and 2032, respectively. Additionally a Norwegian subsidiary entered into a loan agreement to borrow an aggregate principal amount of NOK 40,000 thousand ($3,852 thousand), to finance the share purchase in the MoiRana industrial park. The principal and interest are repaid on a monthly basis until April 2032, and the shares acquired are pledged in favor of the lender.

Quantitative information

i.	Interest rate risk:

At December 31, the Company’s interest-bearing financial liabilities were as follows:

	2025
	Fixed rate	Floating rate	Total
	U.S.$'000	U.S.$'000	U.S.$'000
Bank borrowings (Note 17)	38,738	101,274	140,012
Obligations under leases (Note 18)	69,683	—	69,683
Debt instruments (Note 19)	—	26,014	26,014
Other financial liabilities (Note 20) (*)	33,443	—	33,443
	141,864	127,288	269,152

(*) Excluding derivative instruments

	2024
	Fixed rate	Floating rate	Total
	U.S.$'000	U.S.$'000	U.S.$'000
Bank borrowings (Note 17)	14,831	42,331	57,162
Obligations under leases (Note 18)	69,452	—	69,452
Debt instruments (Note 19)	—	10,135	10,135
Other financial liabilities (Note 20) (*)	52,380	19,484	71,864
	136,663	71,950	208,613

(*) Excluding derivative instruments

ii.	Liquidity risk:

The table below summarizes the Company’s financial liabilities to be settled by the Company based on their maturity as of December 31, 2025, based on contractual undiscounted payments. The table includes both interest and principal cash flows. The table below assumes that the principal will be paid at maturity date.

	2025
	Less than 1 year	Between 1-2 years	Between 2-5 years	After 5 years	Total
	US$'000	US$'000	US$'000	US$'000	US$'000
Bank borrowings	81,402	20,283	16,781	27,943	146,409
Leases	14,723	12,734	24,393	102,296	154,146
Debt instruments	26,014	—	—	—	26,014
Financial loans from government agencies	12,447	12,549	10,648	—	35,644
Payables to related parties	2,577	—	—	—	2,577
Payable to non-current asset suppliers	8,993	122	—	—	9,115
Contingent consideration	3,261	—	—	—	3,261
Trade and other payables	144,853	—	—	—	144,853
	294,270	45,688	51,822	130,239	522,019

	2024
	Less than 1 year	Between 1-2 years	Between 2-5 years	After 5 years	Total
	US$'000	US$'000	US$'000	US$'000	US$'000
Bank borrowings	43,251	681	13,230	—	57,162
Leases	14,225	14,504	26,155	114,925	169,809
Debt instruments	10,268	—	—	—	10,268
Financial loans from government agencies	47,283	9,408	12,960	—	69,651
Payables to related parties	2,664	—	—	—	2,664
Payable to non-current asset suppliers	7,066	143	—	—	7,209
Contingent consideration	2,163	1,489	—	—	3,652
Trade and other payables	157,064	—	—	—	157,064
	283,984	26,225	52,345	114,925	477,479

Additionally, as of December 31, 2025, the Company has long-term power purchase commitments amounting to $547,114 thousand ($293,709 thousand in 2024), which represents minimum charges that are enforceable and legally binding, and do not represent total anticipated purchase.

The Reindus loan classified as financial loans from government agencies has an early redemption option.

Changes in liabilities arising from financing activities

The changes in liabilities arising from financing activities during the year ended December 31, 2025 and 2024 were as follows:

	January 1, 2024	Changes from financing cash flows	Effect of changes in foreign exchange rates	Interest expenses	Other changes	December 31, 2025
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Bank borrowings (Note 17)	57,162	71,108	6,839	5,000	(97)	140,012
Obligations under leases (Note 18)	69,452	(16,186)	7,849	5,906	2,662	69,683
Debt instruments (Note 19)	10,135	13,117	1,726	1,036	—	26,014
Financial loans from government agencies (Note 20)	71,864	(46,831)	6,358	2,001	51	33,443
Total liabilities from financing activities	208,613	21,208	22,772	13,943	2,616	269,152
Other amounts paid due to net financing activities		(17,744)
Net cash (used) in financing activities		3,464

	January 1, 2023	Changes from financing cash flows	Effect of changes in foreign exchange rates	Interest expenses	Other changes	December 31, 2024
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Bank borrowings (Note 17)	46,548	9,529	(2,389)	3,887	(413)	57,162
Obligations under leases (Note 18)	66,250	(16,201)	(3,794)	5,935	17,262	69,452
Debt instruments (Note 19)	154,780	(144,993)	(114)	1,799	(1,337)	10,135
Financial loans from government agencies (Note 20)	77,442	(3,458)	(4,034)	4,371	(2,457)	71,864
Total liabilities from financing activities	345,020	(155,123)	(10,331)	15,992	13,055	208,613
Other amounts paid due to net financing activities		(20,385)
Net cash (used) in financing activities		(175,508)